Exhibit 10.1

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Tenure Detail

Tenure Number ID		516362	View Tenure
Tenure Type		Mineral (M)
Tenure Sub Type		Claim (C)
Title Type		Mineral Cell Title Submission (MCX)
Mining Division
Good To Date		2008/dec/25
Issue Date		2005/jul/08
Termination Type
Termination Comments
Termination Date
Tag Number
Claim Number
Old Tenure Code
Area in Hectares		196.718

Map Numbers:
093A

Owners:
202445 WOODBURN HOLDINGS LTD. 100.0%

Tenure Events:
Submitter		Event		Date
116548	MACPHERSON, FRANCES JEAN	CONV Claim Conversion (4039915)		2005/JUL/08
116548	MACPHERSON, FRANCES JEAN	BSLI Transfer of Ownership (Bill of Sale Initiation)(4072253)		2006/FEB/27
116548	MACPHERSON, FRANCES JEAN	BSLC Transfer of Ownership (Bill of Sale Completion)(4072254)		2006/FEB/27
116548	MACPHERSON, FRANCES JEAN	SOW Exploration and Development Work / Expiry Date Change(4096303)		2006/AUG/03
116548	MACPHERSON, FRANCES JEAN	SOW Exploration and Development Work / Expiry Date Change(4117263)		2006/DEC/22